UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007 (February 5, 2007)

AMICAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25311	59-2248411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Guest Street
Boston, MA 02135
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (617) 779-7878

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
SIGNATURES

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(a), (b), (c), (d), and (f): Not applicable.
(e) On February 5, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of AMICAS, Inc. (the “Company”) determined the 2007 salary and bonus compensation for certain officers of the Company, including Stephen Kahane, M.D., the Company’s Chief Executive Officer and Chairman of its Board of Directors; Peter McClennen, its President and Chief Operating Officer; and Joseph Hill, its Senior Vice President and Chief Financial Officer (the “Executives”). Option grants were approved at the Board of Directors meeting held on January 26, 2007. The following table sets forth a summary of the compensation for the Executives:

Executive Officer	Title	2007 Base Salary	2007 Target Cash Bonus	Options Granted
Stephen N. Kahane, M.D.	CEO	$350,000	$250,000	80,000
Peter A. McClennen	President & COO	$300,000	$150,000	80,000
Joseph D. Hill	Sr. VP& CFO	$250,000	$125,000	80,000

     In addition, the Compensation Committee approved arrangements under which cash bonuses shall be payable to the Executives:
1. Bonus based on financial performance. The Executives are eligible to receive a target annual cash bonus based upon the achievement of quarterly financial performance of the Company during 2007. Each of the Executives shall be eligible to receive his target annual cash bonus after the close of the fiscal year. In the event of a change in control of the Company, as long as the Company has achieved certain specific financial targets, the Executives shall receive 100% of their respective target bonus amounts. If the bonuses based on the specific financial targets have not been received at the time of the change in control, the Executives shall receive 50% of their target annual bonus upon the change in control.
2. Bonus based on stock price. The Executives are also eligible to receive a cash bonus based upon the performance of the Company’s stock price during 2007. Each of the Executives shall be eligible to receive a stock price based bonus up to the amount of his target annual bonus based upon the average daily closing price per share of the Company’s Common Stock, $0.001 par value per share, during any thirty day period during calendar year 2007.
     For these purposes, a change in control shall have the same definition as that set forth in the Executives’ employment agreements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICAS, INC.
Dated: February 7, 2007	/s/ Joseph D. Hill
Joseph D. Hill
Senior Vice President and Chief Financial Officer